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                                                                Exhibit 10.182

                           Burlington Business Center
                             67 South Bedford Street
                            Burlington, Massachusetts
                                ("the Building")

                                FOURTH AMENDMENT
                                July 16, 1999

            LANDLORD:           Gateway Rosewood, Inc., successor-in-interest to
                                Sumitomo Life Realty (N.Y.), Inc.

            TENANT:             Lightbridge, Inc.

            EXISTING
            PREMISES:           An area on the first (1st) floor East Pod of the
                                Building, containing 21,055 rentable square feet, substantially as shown on Lease Plan, Exhibit F, Sheet 1; an area on the second (2nd) floor East Pod of the Building, containing
                                21,892 rentable square feet, substantially as shown on Lease Plan, Exhibit F, Sheet 2; an area
                                ("Third Amendment Premises") on the second (2nd) floor, Pod C of the Building, containing 220 square feet of Rentable Floor Area, substantially as shown on Exhibit A, Third
                                Amendment; an area on the third (3rd) floor East
                                Pod of the Building, containing 3,411 rentable square feet, substantially as shown on Lease
                                Plan, Exhibit F, Sheet 3; and an area on the fourth (4th) floor West Lobby of the Building, containing 11,226 square feet of Rentable Floor
                                Area, substantially as shown on Exhibit A, Second Amendment, dated October 6, 1997; and an area, known as the Generator Premises, adjacent to the Building more particularly shown on Exhibit A, First Amendment dated July 22, 1997

ORIGINAL    LEASE
LEASE       EXECUTION
DATA:       DATE:               March 5, 1997


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            TERMINATION
            DATE IN RESPECT
            OF EXISTING
            PREMISES:           May 31, 2004

            TERMINATION
            DATE IN RESPECT
            OF THIRD
            AMENDMENT
            PREMISES:           March 14, 2000

            PREVIOUS
            LEASE
            AMENDMENTS:         First Amendment dated July 22, 1997
                                Second Amendment dated October 6, 1997
                                Third Amendment dated as of March 15, 1999

            FOURTH
            AMENDMENT
            PREMISES:           An area on the third (3rd) floor, Pod C of the
                                Building, containing 7,733 square feet of Rentable Floor Area, substantially as shown on Exhibit A, Fourth Amendment, a copy of which is attached hereto as Exhibit A and incorporated by reference herein

      WHEREAS, Tenant desires to lease additional premises located in the Building, to wit, the Fourth Amendment Premises;

      WHEREAS, Landlord is willing to lease the Fourth Amendment Premises to Tenant upon the terms and conditions hereinafter set forth;

      NOW THEREFORE, the parties hereby agree that the above-described lease, as previously amended ("the Lease"), is hereby further amended as follows:

      1. DEMISE OF THE FOURTH AMENDMENT PREMISES

      Landlord hereby leases and demises to Tenant, and Tenant hereby hires and takes from Landlord, the Fourth Amendment Premises. Said demise of the Fourth Amendment Premises shall be upon all of the terms and conditions of the Lease applicable to the Existing Premises (including, without limitation, Tenant's Option to Extend the Term of the Lease, pursuant to Article XI of the Lease and Tenant's Right of First Offer Rights


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with respect to a portion of the third (3rd) floor of Pod C of the Building, pursuant to Article XII of the Lease) except as follows:

      A. The Term Commencement Date in respect of the Fourth Amendment Premises shall be the later of: (i) January 1, 2000, or (ii) the date that the current tenant in the Fourth Amendment Premises vacates the Fourth Amendment Premises and Landlord delivers possession of the Fourth Amendment Premises to Tenant.

      B. The Rent Commencement Date in respect of the Fourth Amendment Premises shall be the earlier of: (i) the later of (a) March 1, 2000, or (b) sixty (60) days after the Term Commencement Date in respect of the Fourth Amendment Premises, or (ii) the date that Tenant first commences to use the Fourth Amendment Premises for business purposes.

      C. The Termination Date in respect of the Fourth Amendment Premises shall be May 31, 2004.

      D. Annual Fixed Rent in respect of the Fourth Amendment Premises shall be Two Hundred Twelve Thousand Six Hundred Fifty-Seven and 50/100 ($212,657.50) Dollars (i.e., a monthly payment of $17,721.45).

      E. Tenant's Operating Expense Base in respect of the Fourth Amendment Premises shall be the actual amount of Operating Expenses Allocable to the Fourth Amendment Premises for calendar year 2000.

      F. Tenant's Tax Base in respect of the Fourth Amendment Premises shall be the actual amount of Tax Expenses Allocable to the Fourth Amendment Premises for fiscal/tax year 2000.

      G. Tenant's Annual Electricity Charge in respect of the Fourth Amendment Premises shall be Seven Thousand Three Hundred Forty-Six and 35/100 ($7,346.35) Dollars, based upon a charge of $.95 per square foot of Rentable Floor Area in respect of the Fourth Amendment Premises (i.e., $612.20 per month). Tenant's obligation to commence paying the Annual Electricity Charge in respect of the Fourth Amendment Premises shall commence as of the Term Commencement Date in respect of the Fourth Amendment Premises.

      H. In the event of any conflict between the provisions of the Lease and the provisions of this Amendment, the provisions of this Amendment shall control.

      2. CONDITION OF FOURTH AMENDMENT PREMISES

      Notwithstanding anything to the contrary herein or in the Lease contained, Tenant shall lease the Fourth Amendment Premises "as-is", in the condition in which the Fourth


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Amendment Premises are in as of the Term Commencement Date in respect of the
Fourth Amendment Premises without any obligation on the part of Landlord to prepare or construct the Fourth Amendment Premises for Tenant's occupancy, and without any representation or warranty by Landlord as to the condition of the Fourth Amendment Premises. In implementation of the foregoing, Exhibit B to the Lease shall have no applicability to nor any force or effect in respect of the Fourth Amendment Premises.

      3. LANDLORD'S CONTRIBUTION IN RESPECT OF FOURTH AMENDMENT PREMISES

      Landlord shall provide to Tenant up to Seventy-Seven Thousand Three Hundred Thirty and 00/100 ($77,330.00) Dollars as a "Landlord's Fourth Amendment Contribution" towards the cost of leasehold improvements to be installed by Tenant in the Fourth Amendment Premises ("Tenant's Work"). Landlord's Fourth Amendment Contribution shall be disbursed to Tenant in the same manner and subject to the same conditions and limitations as set forth on Exhibit B to the Lease, except:

      A. For the purpose of clause (iii) of Paragraph D of Exhibit B to the Lease, wherever the date "September 30, 1997" is used, the date "June 30, 2000" shall be substituted therefor.

      B. Landlord's Fourth Amendment Contribution may be used only for leasehold improvements to the Fourth Amendment Premises.

      C. In no event shall Landlord's Fourth Amendment Contribution be used for cabling, wiring, furniture, fixtures or equipment.

      4. DELETED LEASE PROVISIONS

      Any reference to the "fourth (4th) floor" in Article XII of the Lease is hereby deleted in its entirety.

      5. BROKER

      Landlord and Tenant each warrant that they have had no dealings with any broker or agent other than Meredith & Grew ("Broker") in connection with this Fourth Amendment and covenant to defend, hold harmless and indemnify each other from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any broker or agent other than Broker claiming by or through them with respect to dealings in connection with this Fourth Amendment or the negotiation thereof. Landlord is responsible for compensating Broker for its services in connection with this Fourth Amendment.


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      6. LETTER OF CREDIT

      The parties hereby acknowledge that Landlord is presently holding a Letter of Credit in an amount equal to One Million and 00/100 ($1,000,000.00) Dollars, pursuant to Article X of the Lease. The parties hereby further acknowledge that Landlord shall continue to hold said Letter of Credit during the term of the Lease in respect of the Existing Premises, Third Amendment Premises and Fourth Amendment Premises.

      7. TENANT'S TERMINATION RIGHT UPON LATE DELIVERY OF THE FOURTH AMENDMENT PREMISES

      Tenant may terminate this Fourth Amendment by written notice to Landlord in the event that Landlord does not deliver possession of the Fourth Amendment Premises to Tenant by no later than May 1, 2000.

      8. As herein amended, the Lease is ratified, confirmed and approved in all respects.

      EXECUTED UNDER SEAL as of the date first above written.

LANDLORD:                             TENANT:
GATEWAY ROSEWOOD, INC.                LIGHTBRIDGE, INC.


/s/AP By: /s/ Michael Kirby           By: /s/ Joseph S. Tibbetts, Jr. SRVP & CFO
          -------------------------       --------------------------------------
          (Name) Michael Kirby            (Name) (Title)
          (Title) Vice President          Hereunto Duly Authorized
          Hereunto Duly Authorized

      Date Signed:   8-12-99          Date Signed:   7-22-99
                   ----------------                -----------------------------
               Michael Kirby
               Vice President


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